                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                          DATE OF REPORT: JULY 18, 2002
                        (Date of earliest event reported)



                              ELITE LOGISTICS, INC
             (Exact name of registrant as specified in its charter)

        IDAHO                     0-29825                      91-0843203
        -----                     -------
      (State of                 (Commission                  (IRS Employer
     incorporation)             File Number)              Identification No.)


      1201 NORTH AVENUE H, FREEPORT, TX                         77541
      ----------------------------------                        -----
   (Address of principal executive offices)                   (Zip Code)


                                 (979) 230-0222
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

       5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is the resignation letter of Russell Naisbitt as a member of Elite's board of directors effective July 1, 2002.

       5.2 Attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of Elite Logistic, Inc.'s announcement regarding the appointment of Matthew Hutchins, Sr. as Chairman of the Board of Elite Logistics, Inc., as presented in a press release of JULY 15, 2002.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) & (b)      NONE

         (c)      EXHIBITS

         99.1 Resignation letter of Russell Naisbitt as a member of the Elite Logistics, Inc. board of directors.

         99.2 Press release of July 15, 2002, with an announcement regarding the appointment of Matthew Hutchins, Sr. as Chairman of the Board of Elite Logistics, Inc.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ELITE LOGISTICS, INC.
                                                     (Registrant)

Date: July 18, 2002                             By:  /s/ Stephen M. Harris
                                                     ---------------------
                                                     Stephen M. Harris
                                                     President and CEO


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                                INDEX TO EXHIBITS

       EXHIBIT
       NUMBER                            DESCRIPTION
       -------                           -----------
         99.1     Resignation letter of Russell Naisbitt as a member of the
                  Elite Logistics, Inc. board of directors.

         99.2 Press release of July 15, 2002, with an announcement regarding the appointment of Matthew Hutchins. Sr. as Chairman of the Board of Elite Logistics, Inc.